Filed Pursuant to Rule 497(a)

File No. 333-212436

Rule 482ad

NEWTEK BUSINESS SERVICES CORP.

$50,000,000

6.25% Notes Due 2023

Pricing Term Sheet

February 15, 2018

The following sets forth the final terms of the 6.25% Notes due 2023 (the “Notes”) and should only be read together with the preliminary prospectus supplement dated February 15, 2018, together with the accompanying prospectus dated August 29, 2017, relating to these securities (the “Preliminary Prospectus”) and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	Newtek Business Services Corp. (the “Company”)

Title of the Securities:	6.25% Notes due 2023

Expected Rating:*	Egan-Jones Ratings Company: A-

Initial Aggregate Principal Amount Being Offered:	$50,000,000

Over-Allotment Option:	$7,500,000 aggregate principal amount of Notes within 30 days of the date hereof solely to cover over-allotments, if any.

Initial Public Offering Price:	100% of aggregate principal amount ($25 per Note)

Principal Payable at Maturity:	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the trustee, paying agent, and security registrar for the Notes or at such other office as the Company may designate.

Type of Note:	Fixed rate note

Listing:	The Company intends to list the Notes on The Nasdaq Global Market within 30 days of the original issue date under the trading symbol “NEWTI”.

Stated Maturity Date:	March 1, 2023

Interest Rate:	6.25% per year

Underwriting Discount:	3% (or $1,500,000 total assuming the over-allotment option is not exercised)

Net Proceeds to the Issuer, before Expenses:	97% (or $48,500,000 total assuming the over-allotment option is not exercised)

Day Count Basis:	360-day year of twelve 30-day months

Trade Date:	February 15, 2018

Settlement Date:	February 21, 2018 (T+3)**

Date Interest Starts Accruing:	February 21, 2018

Interest Payment Dates:	Every March 1, June 1, September 1 and December 1, commencing June 1, 2018. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest Periods:	The initial interest period will be the period from and including February 21, 2018, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Specified Currency:	U.S. Dollars

Denominations:	The Company will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business Day:	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York or another place of payment are authorized or obligated by law or executive order to close.

Optional Redemption:	The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 1, 2020, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to the date fixed for redemption.

CUSIP / ISIN:	652526 500 / US6525265004

Use of Proceeds:	The Company intends to use the net proceeds from this offering to partially or fully redeem the outstanding 2021 Notes, which mature on March 31, 2021 and bear interest at a rate of 7.00%. As of February 12, 2018, we had outstanding 2021 Notes with an aggregate principal amount of $40.3 million plus accrued and unpaid interest. To the extent that net proceeds remain after we redeem the 2021 Notes, we intend to use those net proceeds to increase our SBA 7(a) lending activity and to make direct investments in portfolio companies (including, from time to time, acquiring controlling equity interests in portfolio companies) in accordance with our investment objectives and strategies described in this prospectus supplement. We will also pay operating expenses and may pay other expenses, such as due diligence expenses of potential new investments, as well as for general working capital, from the net proceeds from the sale of our securities pursuant to this prospectus supplement.

Bookrunning Manager:	Keefe, Bruyette & Woods, Inc.

Co-Managers:	BB&T Capital Markets, a division of BB&T Securities LLC, Compass Point Research & Trading, LLC, D.A. Davidson & Co. and Ladenburg Thalmann & Co. Inc.

Trustee, Paying Agent, and Security Registrar:	U.S. Bank National Association

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**	Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing or the next two succeeding business days will be required, by virtue of the fact that the Notes initially will settle T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on the date of pricing or the next two succeeding business days should consult their own advisor.

This pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and the pricing press release are not offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this press release, in any jurisdiction where such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related preliminary prospectus supplement, copies of which may be obtained, when available, from Keefe, Bruyette & Woods, Inc., Attn: Debt Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, (telephone number: 1-800-966-1559). Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement and accompanying prospectus contain this and other information about the Company and should be read carefully before investing.